EXHIBIT 99.1

FOR IMMEDIATE RELEASE:

Atlas Air Worldwide Holdings, Inc. Reports Preliminary September
System Statistics and Traffic Results

Purchase, N.Y., October 29, 2004— Atlas Air Worldwide Holdings, Inc. (AAWW) (OTC: AAWWV.PK), a leading provider of global air cargo services, has reported preliminary system statistics and traffic results for September 2004 and the nine-month period ended September 30, 2004, and for the corresponding periods during the prior year.

For the month of September 2004, the average number of aircraft operated by AAWW declined 17.3% compared with September 2003, principally due to the rejection and return of aircraft in conjunction with AAWW’s restructuring. Total block hour activity increased 3.9% during September 2004 compared with the same period in 2003. Block hours operated in the ACMI segment increased 28.7% year over year, while Commercial Charter hours declined 25.2%, primarily due to a reallocation of available aircraft to other business segments, and Military Charter hours declined 17.7%. Capacity in the Scheduled Service business (as measured by available ton miles “ATM’s”) decreased 8.6% year over year, and traffic (as measured by revenue ton miles “RTM’s”) increased 6.0% year over year, resulting in an increased load factor of 62.7% in September 2004 compared with 54.0% in September 2003.

For the nine months ended September 30, 2004, the average number of aircraft operated by AAWW declined 16.9% compared with the nine months ended September 30, 2003. Total block hour activity during the nine months ended September 30, 2004 declined 2.7% compared with the same period in 2003. Block hours operated in the ACMI segment rose 21.8% during the nine months ended September 30, 2004 compared with the same period in 2003. Commercial Charter hours declined 51.7%, reflecting the reallocation of available aircraft to other business segments, and Military Charter hours declined 42.4%. Capacity in the Scheduled Service business increased 10.0% (in ATM terms) during the nine months ended September 30, 2004 compared with the same period during the prior year, and traffic (in RTM’s) increased 20.8% compared with the nine months ended September 30, 2003, resulting in an increased load factor of 62.4% for the 2004 period compared with 56.8% for the 2003 period.

Atlas Air Worldwide Holdings

Preliminary System Statistics & Traffic Results

2004

OPERATING										Year-to-
STATISTICS	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Date

Operating Fleet (average during the month)

Aircraft count[1]	40.0	38.8	38.0	37.9	36.1	36.0	36.3	36.6	37.2	37.4

Block Hours

Scheduled Service	4,199.5	4,666.3	5,043.9	5,111.1	4,721.7	4,541.3	4,513.3	4,420.0	4,831.4	42,048.6

Commercial Charter	264.8	209.4	134.4	203.1	187.7	268.2	209.2	308.2	373.3	2,158.3

Military Charter	1,212.6	1,583.6	1,740.7	1,851.6	2,072.5	2,313.0	2,319.5	2,046.3	1,794.7	16,934.5

ACMI	4,246.8	5,068.1	6,401.9	5,468.4	5,279.9	4,994.1	5,667.0	5,433.8	5,964.9	48,524.7

Non Revenue	84.4	115.5	100.6	83.8	112.4	94.0	125.8	109.7	92.5	918.5

Total Block Hours	10,008.0	11,642.9	13,421.4	12,717.9	12,374.2	12,210.7	12,834.8	12,318.0	13,056.8	110,584.5

Scheduled Service Traffic

RTM’s (000’s)	127,448.4	167,848.2	194,438.5	186,932.3	177,657.0	165,344.4	174,701.0	170,770.7	176,731.6	1,541,872.0

ATM’s (000’s)	243,013.5	274,480.2	297,731.1	301,720.6	277,574.7	267,078.8	266,511.8	259,751.8	281,956.4	2,469,818.7

Load Factor	52.4%	61.2%	65.3%	62.0%	64.0%	61.9%	65.6%	65.7%	62.7%	62.4%

[1] Operating Fleet excludes the following aircraft count that are dry leased or parked :

Dry Leased	4.0	4.0	4.0	4.0	4.0	4.0	4.0	4.0	4.0	4.0

Parked	7.0	7.0	4.6	4.0	4.0	4.0	3.7	3.0	1.8	4.3

For September 2004, the 1.8 parked aircraft included one aircraft that returned to service during the month and one aircraft that was undergoing maintenance and is scheduled to return to operating status during the remainder of 2004.

Atlas Air Worldwide Holdings

Preliminary System Statistics & Traffic Results

2003

OPERATING										Year-to-
STATISTICS	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Date

Operating Fleet (average during the month)

Aircraft count[1]	46.5	44.8	44.5	44.0	44.3	44.3	46.0	46.0	45.0	45.0

Block Hours

Scheduled Service	3,853.0	3,057.0	3,937.0	3,846.3	4,074.0	4,512.3	4,437.1	4,478.5	5,142.4	37,337.6

Commercial Charter	418.7	740.1	756.0	645.2	311.9	329.7	276.3	488.7	498.8	4,465.5

Military Charter	3,161.0	3,924.9	4,251.1	4,129.5	3,403.4	2,298.8	2,876.6	3,161.4	2,181.6	29,388.3

ACMI	4,074.5	2,857.7	5,822.7	4,516.3	4,148.1	4,552.7	4,639.8	4,583.7	4,634.9	39,830.4

Other Product	668.8	518.6	202.8	92.4	12.0	—	—	—	—	1,494.6

Non Revenue	187.1	183.8	137.7	158.8	155.2	82.5	66.1	76.0	111.2	1,158.5

Total Block Hours	12,363.1	11,282.1	15,107.4	13,388.5	12,104.7	11,776.0	12,295.9	12,788.3	12,568.9	113,675.0

Scheduled Service Traffic

RTM’s (000’s)	119,533.1	108,416.5	154,310.1	132,278.9	138,653.4	154,607.6	152,616.5	149,039.5	166,666.7	1,276,122.4

ATM’s (000’s)	223,341.7	185,547.4	237,031.5	233,061.7	246,042.9	269,895.7	270,250.3	271,649.4	308,449.2	2,245,269.9

Load Factor	53.5%	58.4%	65.1%	56.8%	56.4%	57.3%	56.5%	54.9%	54.0%	56.8%

[1] Operating Fleet excludes the following aircraft count that are dry leased or parked :

Dry Leased	4.0	4.8	4.0	4.0	3.0	3.0	3.0	3.0	4.0	3.6

Parked	1.5	2.5	3.5	4.0	4.8	4.8	3.0	3.0	3.0	3.3

Atlas Air Worldwide Holdings

Preliminary System Statistics & Traffic Results

Percentage Change 2004 vs. 2003

OPERATING										Year-to-
STATISTICS	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Date
Operating Fleet (average during
the month)
Aircraft count[1]	(14.0%)	(13.2%)	(14.6%)	(13.8%)	(18.4%)	(18.6%)	(21.2%)	(20.4%)	(17.3%)	(16.9%)

Block Hours

Scheduled Service	9.0%	52.6%	28.1%	32.9%	15.9%	0.6%	1.7%	(1.3%)	(6.0%)	12.6%

Commercial Charter	(36.8%)	(71.7%)	(82.2%)	(68.5%)	(39.8%)	(18.6%)	(24.3%)	(36.9%)	(25.2%)	(51.7%)

Military Charter	(61.6%)	(59.7%)	(59.1%)	(55.2%)	(39.1%)	0.6%	(19.4%)	(35.3%)	(17.7%)	(42.4%)

ACMI	4.2%	77.3%	9.9%	21.1%	27.3%	9.7%	22.1%	18.5%	28.7%	21.8%

Other Product	(100.0%)	(100.0%)	(100.0%)	(100.0%)	(100.0%)	NM	NM	NM	NM	(100.0%)

Non Revenue	(54.9%)	(37.2%)	(26.9%)	(47.3%)	(27.6%)	13.9%	90.2%	44.3%	(16.8%)	(20.7%)

Total Block Hours	(19.0%)	3.2%	(11.2%)	(5.0%)	2.2%	3.7%	4.4%	(3.7%)	3.9%	(2.7%)

Scheduled Service Traffic

RTM’s (000’s)	6.6%	54.8%	26.0%	41.3%	28.1%	6.9%	14.5%	14.6%	6.0%	20.8%

ATM’s (000’s)	8.8%	47.9%	25.6%	29.5%	12.8%	(1.0%)	(1.4%)	(4.4%)	(8.6%)	10.0%

Load Factor	-1.1 pts	2.7 pts	0.2 pts	5.2 pts	7.6 pts	4.6 pts	9.1 pts	10.9 pts	8.6 pts	5.6 pts

[1] Operating Fleet excludes the following aircraft count that are dry leased or parked :

Dry Leased	0.0%	(15.8%)	0.0%	0.0%	33.3%	33.3%	33.3%	33.3%	0.0%	9.9%

Parked	366.7%	180.0%	30.9%	0.0%	(15.8%)	(15.8%)	24.7%	0.0%	(41.1%)	30.3%

Following the completion of an upgrade of its data information systems, AAWW has adjusted certain numbers contained in preliminary system statistics and traffic results previously reported for certain months prior to September 2004.

The preliminary system statistics and traffic results do not constitute financial statements, were not prepared in accordance with generally accepted accounting principles, and do not contain all of the disclosures required by generally accepted accounting principles or by the Securities Exchange Act of 1934, as amended, or any other prescribed form or format. AAWW cautions readers not to place undue reliance upon the information contained in these statistics and results, which may be adjusted from time to time. These statistics and results, which have not been audited, may not be indicative of AAWW’s financial statements in reports that would be required to be filed pursuant to the Securities Exchange Act of 1934, as amended.

About Atlas Air Worldwide Holdings, Inc.:

Atlas Air Worldwide Holdings, Inc. (AAWW) is the parent company of Atlas Air, Inc. and Polar Air Cargo, Inc., which together operate the world’s largest fleet of Boeing 747 freighter aircraft. Atlas Air, Inc. is the world’s leading provider of ACMI (aircraft, crew, maintenance and insurance) freighter aircraft to major airlines around the globe. Polar Air Cargo, Inc. is among the world’s leading providers of airport-to-airport freight carriage. Polar operates a global, scheduled-service network and serves substantially all major trade lanes of the world. Through both of its principal subsidiaries, AAWW also provides commercial and military charter services.

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This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect AAWW’s current views with respect to certain current and future events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of AAWW and its subsidiaries (collectively, the “companies”) that may cause the actual results of the companies to be materially different from any future results, express or implied, in such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the companies to operate pursuant to the terms of their financing facilities; the ability of the companies to obtain and maintain normal terms with vendors and service providers; the companies’ ability to maintain contracts that are critical to their operations; the ability of the companies to fund and execute their business plan; the ability of the companies to attract, motivate and/or retain key executives and associates; the ability of the companies to attract and retain customers; the ability of the companies to continue as going concerns; demand for cargo services in the markets in which the companies operate; economic conditions; the effects of any hostilities or act of war (in the Middle East or elsewhere) or any terrorist attack; labor costs; financing costs; the cost and availability of war risk insurance; aviation fuel costs; security-related costs; competitive pressures on pricing (especially from lower-cost competitors); weather conditions; government legislation and regulation; consumer perceptions of the companies’ products and services; pending and future litigation; the market acceptance of AAWW’s new common stock; and other risks and uncertainties set forth from time to time in AAWW’s reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. AAWW assumes no obligation to update such statements contained in this release to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

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Contacts:	Alan Caminiti 914-701-8400 (Media)
Dan Loh 914-701-8210 (Investors)